UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event
reported): December 17, 2020
Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
--------------------------------- (State or Other Jurisdiction of Incorporation)	------------------- (Commission	--------------------------- (I.R.S. Employer Identification Number)
File Number)

8000 West Florissant Avenue
St. Louis,	Missouri	63136
------------------------------------------------ (Address of Principal Executive Offices)		------------------ (Zip Code)
Registrant’s telephone number, including area code:
(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $0.50 par value per share	EMR	New York Stock Exchange
NYSE Chicago
0.375% Notes due 2024	EMR 24	New York Stock Exchange
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson Three-Month Orders, Including Foreign Currency Translation
(Percentage change versus prior year; trailing three-month averages, excluding acquisitions and divestitures, including currency translation)

	Sept '20	Oct '20	Nov '20
Automation Solutions	(20) to (15)	(20) to (15)	(15) to (10)
Commercial & Residential Solutions	5 to 10	10 to 15	15 to 20
Total Emerson	(10)	(10) to (5)	(5) to 0

Orders Comments

Total Emerson trailing three-month orders were down 4 percent with underlying orders down 5 percent, excluding 1 percent of favorable currency impact.

Emerson Automation Solutions orders were down 13 percent and were down 14 percent on an underlying basis, excluding 1 percent of favorable currency impact.

Favorable orders trends were driven from recent lows primarily by day-to-day KOB3 business and the emergence of some KOB2 business. Project delays and cancellations, however, continue to impact the KOB1 environment and funnel. Overall we see steady improvements in customer site access, which is critical for KOB3 business, despite a broad range of COVID-19 rules and regulations around the world.

North America was down 22 percent and continues to be one of the most heavily impacted world areas. Despite ongoing energy market challenges, we are seeing relative strength in power, life sciences, food and beverage, refining, biorefining, and chemical markets. Asia was down 4 percent on an underlying basis, as relative strength in China, up 5 percent, was more than offset by the rest of the region. The Middle East & Africa was down 16 percent, however key markets of the UAE, Saudi Arabia, and Oman are showing favorable operating and staffing trends in energy and chemical markets. Lastly, Europe was down 2 percent, as relative strength in discrete and life science markets was more than offset by ongoing energy demand weakness.

Orders for Automation Solutions exclude orders for Open Systems International (OSI) Inc., which exceeded $55 million through November and are expected to exceed $85 million for the full first quarter. These results reflect momentum in the advanced grid management and renewables integration marketplaces as well as Emerson's revenue synergy efforts.

Emerson Commercial & Residential Solutions orders were up 16 percent and were up 14 percent on an underlying basis, excluding 2 percent of favorable currency impact.

Overall strength of orders was primarily driven by demand for residential-oriented products and solutions, including HVACR compression and controls technology, smart thermostats, heat pump technology, and other home products. All businesses showed positive growth except professional tools, which was down low single digits but improving.

Additionally, all world areas showed positive growth. North America drove the orders momentum with growth of 17 percent, primarily attributable to residential air conditioning demand. Europe underlying orders grew by 11 percent, with ongoing environmental regulatory investments and customer demand for heat pump and cooling technologies. Finally, Asia grew by 5 percent, primarily driven by China which grew 7 percent.

Further orders details are furnished in the supplementary slides as Exhibit 99.1.

Upcoming Investor Events

Today at 8 a.m. Central Time / 9 a.m. Eastern Time, Emerson will host a short conference call with senior management to discuss the orders results. Participants can access the conference call at www.emerson.com/financial.

On Tuesday, February 2, 2021, Emerson will report its first quarter 2021 results prior to market open. Emerson senior management will discuss the results during an investor conference call that same day. Participants can access a live webcast available at www.emerson.com/financial at the time of the call, likely beginning at 2 p.m. Eastern Time. A replay of the call will remain available for 90 days. Additionally, conference call slides will be posted in advance of the call on the website.

On Tuesday, February 16, 2021, Emerson will host its Annual Investor Conference. Emerson senior management will discuss strategy and the longer-term outlook for the company. Participants can access a live webcast available at www.emerson.com/financial at the time of the webcast, likely beginning at 8 a.m. Eastern Time. A replay of the webcast will remain available for 90 days. Additionally, webcast slides will be available on the website.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K and furnished in Exhibit 99.1 that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the scope, duration and ultimate impact of the COVID-19 pandemic as well as economic and currency conditions, market demand, including related to the pandemic and oil and gas price declines and volatility, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. Underlying orders discussed herein exclude the impact of currency translation.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibits

99.1	Slide Presentation - Trailing three-month underlying orders detail by platform.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	December 17, 2020	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary